UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Campbell Soup Company
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(Exact Name of Registrant as Specified in its Charter)

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The following is an excerpt of an e-mail to all Campbell Soup Company (“Campbell”) employees sent by Keith R. McLoughlin, Interim President and Chief Executive Officer of Campbell, on October 8, 2018.
Last week, we issued a press release and a letter to our shareholders regarding Third Point’s nominations to replace our current Board of Directors. The letter conveys why we firmly believe that our shareholders should re-elect our highly qualified and experienced Board and why shareholders should vote Campbell’s GOLD proxy card. You can read more about this on a dedicated website, www.CampbellsStrategy.com, which will be regularly updated between now and our Annual Meeting on November 29, 2018.
During the next several weeks, we plan to engage frequently with our shareholders to ensure they understand our strategy and plans. All of you who are shareholders will receive additional information from us, including important instructions on how to vote Campbell’s GOLD proxy card to re-elect our Board.

For many of you, this is a new experience so let me explain a bit about the proxy card. First, it is important that you vote the GOLD card for each account where you hold Campbell shares—whether that be through the Company’s 401(k) plan, our equity compensation program for employees, or your personal brokerage account. Voting GOLD allows us to continue to implement our plans to be a more focused, aligned company. Last week, employee-shareholders likely received a solicitation from Third Point. Third Point aims to replace our entire Board of Directors with a slate of hand-picked and largely underqualified individuals whose interests are not aligned with our employees or the majority of Campbell’s shareholders.

We strongly urge you to discard any white proxy cards that you may receive from Third Point.

Forward-Looking Statements
This communication contains “forward-looking statements” that reflect the company’s current expectations about the impact of its future plans and performance on the company’s business or financial results. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and which are subject to risks and uncertainties. The factors that could cause the company’s actual results to vary materially from those anticipated or expressed in any forward-looking statement include: (1) the company’s ability to execute on and realize the expected benefits from the actions it intends to take as a result of its recent strategy and portfolio review, (2) the ability to differentiate its products and protect its category leading positions, especially in soup; (3) the ability to complete and to realize the projected benefits of planned divestitures and other business portfolio changes; (4) the ability to realize the projected benefits, including cost synergies, from the recent acquisitions of Snyder’s-Lance and Pacific Foods; (5) the ability to realize projected cost savings and benefits from its efficiency and/or restructuring initiatives; (6) the company’s indebtedness and ability to pay such indebtedness; (7) disruptions to the company’s supply chain, including fluctuations in the supply of and inflation in energy and raw and packaging materials cost; (8) the company’s ability to manage changes to its organizational structure and/or business processes, including selling, distribution, manufacturing and information management systems or processes; (9) the impact of strong competitive responses to the company’s efforts to leverage its brand power with product innovation, promotional programs and new advertising; (10) the risks associated with trade and consumer acceptance of product improvements, shelving initiatives, new products and pricing and promotional strategies; (11) changes in consumer demand for the company’s products and favorable perception of the company’s brands; (12) changing inventory management practices by certain of the company’s key customers; (13) a changing customer landscape, with value and e-commerce retailers expanding their market presence, while certain of the company’s key customers maintain significance to the company’s business; (14) product quality and safety issues, including recalls and product liabilities; (15) the costs, disruption and diversion of management’s attention associated with campaigns commenced by activist investors; (16) the uncertainties of litigation and regulatory actions against the company; (17) the possible disruption to the independent contractor distribution models used by certain of the company’s businesses, including as a result of litigation or regulatory actions affecting their independent contractor classification; (18) the impact of non-U.S. operations, including trade restrictions, public corruption and compliance with foreign laws and regulations; (19) impairment to goodwill or other intangible assets; (20) the company’s ability to protect its intellectual property rights; (21) increased liabilities and costs related to the company’s defined benefit pension plans; (22) a material failure in or breach of the company’s information technology systems; (23) the company’s ability to attract and retain key talent; (24) changes in currency exchange rates, tax rates, interest rates, debt and equity markets, inflation rates, economic conditions, law, regulation and other external factors; (25) unforeseen business disruptions in one or more of the company’s markets due to political instability, civil disobedience, terrorism, armed hostilities, extreme weather conditions, natural disasters or other calamities; and (26) other factors described in the company’s most recent Form 10-K and subsequent Securities and Exchange Commission filings. The company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this communication.

Important Additional Information and Where to Find It
Campbell has filed a definitive proxy statement on Schedule 14A and form of associated GOLD Proxy Card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2018 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). Campbell, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2018 Annual Meeting. Information regarding the names of Campbell’s directors and executive officers and their respective interests in the company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of Campbell’s Board of Directors for election at the 2018 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING GOLD PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that Campbell files with the SEC from the SEC’s website at www.sec.gov or Campbell’s website at www.investor.campbellsoupcompany.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.